UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

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                               September 19, 2005
                                 Date of Report
                       (Date of earliest event reported)

                     Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

Virginia                                  0-9881                54-1162807
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                         22824
(Address of principal executive office)           (Zip code)

Registrant's telephone number, including area code: (540) 984-4141


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1.01 Entry into a Material Definitive Agreement.

      On September 19, 2005, the Board of Directors granted options for 10,000 shares of Common Stock to David Lasier, the Company's new Vice President Wireless Broadband. The options have an exercise price of $40.53 and were granted under the Company's 1996 Stock Incentive Plan. No stock appreciation rights were granted in tandem with the options.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.27     Form of Stock Option Agreement with David Lasier

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        SHENANDOAH TELECOMMUNICATIONS COMPANY
        (Registrant)

        September 21, 2005   /S/EARLE A. MACKENZIE
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                             Earle A. MacKenzie
                             Executive Vice President and
                             Chief Financial Officer
                             (Duly Authorized Officer and Principal Financial
                             Officer)